UNITIED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13(a) or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): June 13, 2003

NetNation Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26881	33-0803438
(State or other	(Commission	(I.R.S. Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

1410 - 555 West Hastings Street
Vancouver, British Columbia, Canada	V6B 4N6

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 604.688.8946

None

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On June 12, 2003, NetNation Communications, Inc. held its Annual Meeting of Stockholders. At the meeting, stockholders approved an amendment to NetNation’s certificate of incorporation to effect a reverse stock split on a one for two and one-half (1:2½) basis so that two and one-half (2½) shares of old common stock shall be converted into and reconstituted as one (1) share of new common stock. A copy of the amendment filed with the Secretary of State of Delaware accompanies this report on Form 8-K as Exhibit 3.1. NetNation’s authorized shares of common stock and the par value of its common stock will not be affected by the reverse stock split, which was effective at the close of trading on June 13, 2003. Post-consolidation trading commenced on Monday, June 16, 2003. Stockholders also elected directors and ratified the selection and appointment by the board of directors of KPMG, LLP as the company’s independent auditors for the fiscal year ending December 31, 2003.

On June 13, 2003, NetNation issued a news release announcing the reverse stock split of its common stock, effective June 13, 2003. A copy of the news release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description___________________

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	News Release dated June 13, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETNATION COMMUNICATIONS, INC.

Date:	_____June 16, 2002_____	By:	/s/ Joseph Kibur_____________________
Joseph Kibur
Chief Executive Officer

Exhibit Index

Exhibit No.	Description___________________

3.1	Certificate of Amendment to Certificate of Incorporation

99.1	News Release dated June 13, 2003

Exhibit 3.1

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
NETNATION COMMUNICATIONS, INC.

NetNation Communications, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

     FIRST: The name of the Corporation is NetNation Communications, Inc.

     SECOND: Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding shares of common stock of the Corporation has duly approved, the amendment to the Certificate of Incorporation, as amended, set forth in this Certificate of Amendment.

     THIRD: That the Certificate of Incorporation of the Corporation, as amended, be amended by adding a new last paragraph to the Fourth Article thereof, so that, as amended, said Fourth Article shall be and read in its entirety as follows:

      “FOURTH. The total number of shares of common stock which this corporation is authorized to issue is fifty million (50,000,000), par value $0.0001 per share.

Upon this Certificate of Amendment to our certificate of incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of common stock, par value $0.0001 per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically, without any action on the part of the holders of the Old Common Stock, reverse split on a one-for-two and one half (1:2 ½) basis so that two and one half (2 ½) shares of Old Common Stock shall be converted into and reconstituted as one (1) share of common stock, with a par value of $0.0001 per share (“New Common Stock”). Any fractional shares resulting will be rounded up to the nearest whole share. Each holder of a certificate that immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the “Old Certificates”) shall, from and after the Effective Time, be entitled to receive a certificate or certificates (the “New Certificates”) representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates are reclassified under the terms hereof. Until surrender, each Old Certificate will continue to be valid and represent New Common Stock equal to forty percent (40%) of the number of shares of Old Common Stock excluding any fractional shares.”

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of this Certificate of Amendment.

FIFTH: The Effective Time of this amendment shall be 4:01 p.m. EDT on June 13, 2003.

IN WITNESS WHEREOF, NetNation Communications, Inc. has caused this Certificate of Amendment to be signed by Joseph Kibur, its Chief Executive Officer, as of this 12th day of June, 2003.

NETNATION COMMUNICATIONS, INC.

By:	/s/ Joseph Kibur_____________________
Joseph Kibur, Chief Executive Officer

Exhibit 99.1

News Release

FOR RELEASE FRIDAY, JUNE 13, 2003 @ 5:30AM PDT

NetNation Announces Reverse Stock Split

Vancouver, BC – June 13, 2003 – NetNation Communications, Inc. (NASDAQ: NNCI) announced today that its stockholders approved a one for two and one-half (1:2.5) reverse stock split, which will take effect today, Friday, June 13, 2003. The reverse stock split is intended to regain compliance with the continued listing requirements of the NASDAQ Stock Market, and specifically, NASDAQ’s minimum bid price requirement. NASDAQ will append NetNation’s common stock symbol “NNCI” with the letter “D” for 20 trading days to signify the split, following which time the “D” will be removed. Post-consolidation trading will commence on Monday, June 16, 2003.

As a result of the reverse stock split, every two and one-half shares of common stock outstanding at the close of trading on Friday, June 13, 2003, will be combined into one share of common stock. Fractional shares will be rounded up to the nearest whole number. The reverse split will reduce from approximately 15 million to approximately 6 million the number of outstanding shares of NetNation common stock. The par value of NetNation common stock will remain at $0.0001 per share, and the number of shares of common stock authorized for issuance under NetNation’s certificate of incorporation remains at 50 million shares.

About NetNation Communications, Inc.

NetNation Communications, Inc. (http://www.netnation.com) is a pioneer in web hosting and domain name registration. With more than six years in operation, the Company has extended its products to offer enhanced-dedicated servers, co-location, shared hosting and managed services to clients worldwide. NetNation is recognized by industry evaluators for its excellent customer service and support, as reflected by its frequent top web host rankings worldwide. The Company was recently ranked the fourth fastest growing company in British Columbia by Business in Vancouver magazine, based on percentage revenue growth from 1997 to 2001.

This news release contains forward-looking statements within the meaning of the “safe harbor'” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include the following: (1) the reverse stock split may not result in a minimum bid price of NetNation’s common stock at or above the $1.00 minimum bid price required by Marketplace Rule 4310(c)(4) for the required ten consecutive trading days or at all; (2) the NASDAQ listing qualifications panel may not approve NetNation’s request for continued listing on the NASDAQ SmallCap Market; (3) NetNation must maintain compliance with all criteria for continued listing on the NASDAQ SmallCap

Market; (4) technological changes or changes in the competitive environment adversely affecting the service-packages, market share, revenues or margins of the combined business; (5) changes in general economic, financial or business conditions adversely affecting the combined business or the markets in which it operates and adversely affecting future revenues; (6) availability of financial resources to carry out plans; and (7) authorization from third parties to carry out plans. The matters discussed in this news release also involved risks and uncertainties described from time to time in NetNation’s filings with the Securities and Exchange Commission, including the most recent Form 10-K filed on February 11, 2003 and Form 10-Q filed on May 13, 2003. NetNation assumes no obligation to update any forward-looking information contained in this news release. NetNation is a registered trademark of NetNation Communications, Inc. All other products and company names are the trademarks or registered trademarks of their respective owners.

Contact:
Jay Elliott
1 604 688 8946 ext. 216
mr@netnation.com